UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2013

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 513-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Eugene P. Conese, Jr. resigned as a director of Ducommun Incorporated (the “Company”) effective May 1, 2013. Samuel D. Williams is no longer the principal accounting officer of the Company effective May 1, 2013. Mr. Williams continues as vice president, accounting of the Company, pending his retirement which is expected later in 2013.

(c) On May 1, 2013, Douglas L. Groves was elected vice president, controller and chief accounting officer (which is the principal accounting officer) of the Company. Mr. Groves has served as vice president, accounting since early 2013. Mr. Groves was previously vice president and chief information officer of Beckman Coulter, Inc., and prior to that was vice president of finance for the North American Operations at Beckman Coulter, Inc. Mr. Groves is 51 years of age.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 1, 2013, Amendment No. 1 to Bylaws of the Company was adopted to decrease the number of directors from ten to nine.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Shareholders of the Company was held on May 1, 2013. At the meeting, the shareholders approved (1) the election of Richard A. Baldridge as director to serve for a one-year term ending in 2014, Gregory S. Churchill as director to serve for a two-year term ending in 2015 and Robert C. Ducommun, Dean M. Flatt and Jay L. Haberland as directors to serve for three-year terms ending in 2016, (2) an advisory resolution on named executive compensation, (3) the 2013 Stock Incentive Plan for 240,000 shares of Common Stock, and (4) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the fiscal year ending December 31, 2013. The shareholder vote on these matters was as follows:

	For	Withheld
Election of Richard A. Baldridge as director for a one-year term expiring in 2014	6,731,287	188,271
Election of Gregory S. Churchill as director for a two-year term expiring in 2015	6,730,818	188,740
Election of Robert C. Ducommun as director for a three-year term expiring in 2016	6,416,600	502,958
Election of Dean M. Flatt as director for a three-year term expiring in 2016	6,715,868	203,690
Election of Jay L. Haberland as director for a three-year term expiring in 2016	6,716,908	202,650

	For	Against	Abstain
Advisory resolution on named executive compensation	6,487,037	98,800	333,721

	For	Against	Abstain
2013 Stock Incentive Plan	5,983,229	762,387	173,942

	For	Against	Abstain
Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants	9,752,860	58,131	17,729

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amendment No. 1 to Bylaws of Ducommun Incorporated, dated May 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: May 3, 2013	By:	/s/ James S. Heiser
James S. Heiser
Vice President and General Counsel